                                                                   Exhibit 4-2-1
================================================================================






                               PECO ENERGY COMPANY

                                       TO

                       FIRST UNION NATIONAL BANK, TRUSTEE

                             ----------------------



                           NINETY-SEVENTH SUPPLEMENTAL
                              INDENTURE DATED AS OF
                                OCTOBER 15, 2001

                                       TO

                          FIRST AND REFUNDING MORTGAGE

                                       OF

                          THE COUNTIES GAS AND ELECTRIC
                                     COMPANY

                                       TO

                         FIDELITY TRUST COMPANY, TRUSTEE
                                DATED MAY 1, 1923


                               ------------------



                              5.95% SERIES DUE 2011


================================================================================

        THIS SUPPLEMENTAL INDENTURE dated as of October 15, 2001, by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that

        WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and

        WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

First                           Counties Company to                          Bonds of 5% Series of
September 1, 1926                  Fidelity-Philadelphia                        1926
                                   Trust Company
                                   (Successor to Fidelity
                                   Trust Company)

Second                         Suburban Company to                           Evidencing succession of
      May 1, 1927                   Fidelity-Philadelphia                       Suburban Company to
                                   Trust Company                                Counties Company

Third                          Suburban Company to                           Bonds of 4-1/2% Series
      May 1, 1927                  Fidelity-Philadelphia                        due 1957; amendment of
                                   Trust Company                                certain provisions of
                                                                                Mortgage

Fourth                         Suburban Company to                           Additional Bonds of
      November 1, 1927             Fidelity-Philadelphia                        4-1/2% Series due 1957
                                   Trust Company

Fifth                          Company to                                    Evidencing succession of
      January 31, 1931             Fidelity-Philadelphia                        Company to
                                   Trust Company                                Suburban Company

Sixth                          Company to                                    Bonds of 4% Series
      February 1, 1931             Fidelity-Philadelphia                        due 1971
                                   Trust Company

Seventh                        Company to                                    Bonds of 3-1/2% Series
      March 1, 1937                Fidelity-Philadelphia                        due 1967; amendment of
                                   Trust Company                                certain provisions of
                                                                                Mortgage

Eighth                         Company to                                    Bonds of 2-3/4% Series
      December 1, 1941             Fidelity-Philadelphia                        due 1971; amendment of
                                   Trust Company                                certain provisions of
                                                                                Mortgage

Ninth                          Company to                                    Bonds of 2-3/4% Series
      November 1, 1944             Fidelity-Philadelphia                        due 1967 and 2-3/4% Series
                                   Trust Company                                due 1974; amendment of
                                                                                certain provisions of
                                                                                Mortgage

Tenth                          Company to                                    Bonds of 2-3/4% Series
      December 1, 1946             Fidelity-Philadelphia                        due 1981; amendment of
                                   Trust Company                                certain provisions of
                                                                                Mortgage*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Eleventh                       Company to                                    Bonds of 2-7/8% Series
      February 1, 1948             Fidelity-Philadelphia                        due 1978*
                                   Trust Company

Twelfth                        Company to                                    Bonds of 3-1/4% Series
      January 1, 1952              Fidelity-Philadelphia                        due 1982*
                                   Trust Company

Thirteenth                     Company to                                    Bonds of 3-7/8% Series
      May 1, 1953                  Fidelity-Philadelphia                        due 1983*
                                   Trust Company

Fourteenth                     Company to                                    Bonds of 3-1/8% Series
      December 1, 1953             Fidelity-Philadelphia                        due 1983*
                                   Trust Company

Fifteenth                      Company to                                    Bonds of 3-1/8% Series
      April 1, 1955                Fidelity-Philadelphia                        due 1985*
                                   Trust Company

Sixteenth                      Company to                                    Bonds of 4-5/8% Series
      September 1, 1957            Fidelity-Philadelphia                        due 1987; amendment of certain
                                   Trust Company                                provisions of Mortgage*

Seventeenth                    Company to                                    Bonds of 3-3/4% Series
      May 1, 1958                  Fidelity-Philadelphia                        due 1988; amendment of certain
                                   Trust Company                                provisions of Mortgage*

Eighteenth                     Company to                                    Bonds of 4-3/8% Series
      December 1, 1958             Fidelity-Philadelphia                        due 1986*
                                   Trust Company

Nineteenth                     Company to                                    Bonds of 5% Series
      October 1, 1959              Fidelity-Philadelphia                        due 1989*
                                   Trust Company

Twentieth                      Company to                                    Bonds of 4-1/2% Series
      May 1, 1964                  Fidelity-Philadelphia                        due 1994*
                                   Trust Company

Twenty-first                   Company to                                    Bonds of 6% Series due
      October 15, 1966             Fidelity-Philadelphia                        1968-1973*
                                   Trust Company

Twenty-second                  Company to The Fidelity Bank                  Bonds of 5-1/4 % Series due
      June 1, 1967                 (formerly                                    1968-1973 and 5-3/4 %
                                   Fidelity-Philadelphia                        Series due 1977*
                                   Trust Company)

Twenty-third                   Company to The Fidelity                       Bonds of 6-1/8 % Series
      October 1, 1957              Bank                                         due 1997*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Twenty-fourth                 Company to The Fidelity                        Bonds of 6-1/2% Series
      March 1, 1968                Bank                                         due 1993; amendment of
                                                                                Article XIV of
                                                                                Mortgage*

Twenty-fifth                  Company to The Fidelity                        Bonds of 1968 Series due
      September 10, 1968           Bank                                         1969-1976*

Twenty-sixth                  Company to The Fidelity                        Bonds of 8% Series due
      August 15, 1969              Bank                                         1975*

Twenty-seventh                Company to The Fidelity                        Bonds of 9% Series due
      February 1, 1970             Bank                                         1995*

Twenty-eighth                 Company to The Fidelity                        Bonds of 8-1/2% Series
      May 1, 1970                  Bank                                         due 1976*

Twenty-ninth                  Company to The Fidelity                        Bonds of 7-3/4% Series
      December 15, 1970            Bank                                         due 2000*

Thirtieth                     Company to The Fidelity                        Bonds of 8-1/4% Series
      August 1, 1971               Bank                                         due 1996*

Thirty-first                  Company to The Fidelity                        Bonds of 7-3/8% Series
      December 15, 1971            Bank                                         due 2001; amendment of
                                                                                Article XI of Mortgage*

Thirty-second                 Company to The Fidelity                        Bonds of 7-1/2% Series
      June 15, 1972                Bank                                         due 1998*

Thirty-third                  Company to The Fidelity                        Bonds of 7-1/2% Series
      January 15, 1973             Bank                                         due 1999*

Thirty-fourth                 Company to The Fidelity                        Bonds of 8-1/2% Series
      January 15, 1974             Bank                                         due 2004

Thirty-fifth                  Company to The Fidelity                        Bonds of 11% Series
      October 15, 1974             Bank                                         due 1980*

Thirty-sixth                  Company to The Fidelity                        Bonds of 11-5/8% Series
      April 15, 1975               Bank                                         due 2000*

Thirty-seventh                Company to The Fidelity                        Bonds of 11% Series due
      August 1, 1975               Bank                                         2000*

Thirty-eighth                 Company to The Fidelity                        Bonds of 9-1/8% Series
      March 1, 1976                Bank                                         due 2006*

Thirty-ninth                  Company to The Fidelity                        Bonds of 9-5/8% Series
      August 1, 1976               Bank                                         due 2002*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Fortieth                      Company to The Fidelity                        Bonds of Pollution
      February 1, 1977             Bank                                         Control Series A
                                                                                and Pollution
                                                                                Control Series B*

Forty-first                   Company to The Fidelity                        Bonds of 8-5/8% Series
      March 15, 1977               Bank                                         due 2007*

Forty-second                  Company to The Fidelity                        Bonds of 8-5/8% Series
      July 15, 1977                Bank                                         due 2003*

Forty-third                   Company to The Fidelity                        Bonds of 9-1/8% Series
      March 15, 1978               Bank                                         due 2008*

Forty-fourth                  Company to The Fidelity                        Bonds of 12-1/2% Series
      October 15, 1979             Bank                                         due 2005*

Forty-fifth                   Company to The Fidelity                        Bonds of 13-3/4% Series
      October 15, 1980             Bank                                         due 1992*

Forty-sixth                   Company to The Fidelity                        Bonds of 15-1/4% Series
      March 1, 1981                Bank                                         due 1996; amendment of
                                                                                Article VIII of
                                                                                Mortgage*

Forty-seventh                 Company to The Fidelity                        Bonds of 15% Series due
      March 1, 1981                Bank                                         1996; amendment of
                                                                                Article VIII of
                                                                                Mortgage*

Forty-eighth                  Company to The Fidelity                        Bonds of 17-5/8% Series
      July 1, 1981            Bank                                              due 2011*

Forty-ninth                   Company to The Fidelity                        Bonds of 18-3/4% Series
      September 15, 1981      Bank                                              due 2009*

Fiftieth                      Company to The Fidelity                        Bonds of 18% Series due
      April 1, 1982           Bank                                              2012*

Fifty-first                   Company to The Fidelity                        Bonds of 15-3/8% Series
      October 1, 1982         Bank                                              due 2010*

Fifty-second                  Company to The Fidelity                        Bonds of 13-3/8% Series
      June 15, 1983           Bank                                              due 2013*

Fifty-third                   Company to Fidelity Bank,                      Bonds of 13.05% Series
      November 15, 1984       National Association                              due 1994; amendment
                              (formerly The Fidelity Bank)                      of Article VIII of
                                                                                Mortgage*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Fifty-fourth                  Company to Fidelity Bank,                      Bonds of 14% Series due
      December 1, 1984        National Association                              1988-1994; amendment
                                                                                of Article VIII of
                                                                                Mortgage*

Fifty-fifth                   Company to Fidelity Bank,                      Bonds of Pollution
      May 15, 1985            National Association                              Control Series C*

Fifty-sixth                   Company to Fidelity Bank,                      Bonds of Pollution
      October 1, 1985         National Association                              Control Series D*

Fifty-seventh                 Company to Fidelity Bank,                      Bonds of 10-7/8% Series
      November 15, 1985       National Association                              due 1995*

Fifty-eight                   Company to Fidelity Bank,                      Bonds of 11-3/4% Series
      November 15, 1985       National Association                              due 2014*

Fifty-ninth                   Company to Fidelity Bank,                      Bonds of Pollution
      June 1, 1986            National Association                              Control Series E*

Sixtieth                      Company to Fidelity Bank,                      Bonds of 10-1/4% Series
      November 1, 1986        National Association                              due 2016*

Sixty-first                   Company to Fidelity Bank,                      Bonds of 8-3/4% Series
      November 1, 1986        National Association                              due 1994*

Sixty-second                  Company to Fidelity Bank,                      Bonds of 9-3/8% Series
      April 1, 1987           National Association                              due 2017*

Sixty-third                   Company to Fidelity Bank,                      Bonds of 11% Series due
      July 15, 1987           National Association                              2016*

Sixty-fourth                  Company to Fidelity Bank,                      Bonds of 10% Series due
      July 15, 1987           National Association                              1997*

Sixty-fifth                   Company to Fidelity Bank,                      Bonds of 10-1/4% Series
      August 1, 1987          National Association                              due 2007*

Sixty-sixth                   Company to Fidelity Bank,                      Bonds of 11% Series due
      October 15, 1987        National Association                              1997*

Sixty-seventh                 Company to Fidelity Bank,                      Bonds of 12-1/8% Series
      October 15, 1987        National Association                              due 2016*

Sixty-eighth                  Company to Fidelity Bank,                      Bonds of 10% Series due
      April 15, 1988          National Association                              1998*

Sixty-ninth                   Company to Fidelity Bank,                      Bonds of 11% Series due
      April 15, 1988          National Association                              2018*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Seventieth                    Company to Fidelity Bank,                      Bonds of 10% Series due
      June 15, 1989           National Association                              2019*

Seventy-first                 Company to Fidelity Bank,                      Bonds of 9-7/8% Series
      October 1, 1989         National Association                              due 2019*

Seventy-second                Company to Fidelity Bank,                      Bonds of 9-1/4% Series
      October 1, 1989         National Association                              due 1999*

Seventy-third                 Company to Fidelity Bank,                      Medium-Term Note
      October 1, 1989         National Association                              Series A*

Seventy-fourth                Company to Fidelity Bank,                      Bonds of 10-1/2% Series
      October 15, 1990        National Association                              due 2020*

Seventy-fifth                 Company to Fidelity Bank,                      Bonds of 10% Series due
      October 15, 1990        National Association                              2000*

Seventy-sixth                 Company to Fidelity Bank,                      Bonds of Pollution
      April 1, 1991           National Association                              Control Series F
                                                                                and Pollution
                                                                                Control Series G*

Seventy-seventh               Company to Fidelity Bank,                      Bonds of Pollution
      December 1, 1991        National Association                              Control Series H*

Seventy-eighth                Company to Fidelity Bank,                      Bonds of 7-1/2% 1992
      January 15, 1992        National Association                              Series due 1999*

Seventy-ninth                 Company to Fidelity Bank,                      Bonds of 8% Series due
      April 1, 1992           National Association                              2002*

Eightieth                     Company to Fidelity Bank,                      Bonds of 8-3/4% Series
      April 1, 1992           National Association                              due 2022*

Eighty-first                  Company to Fidelity Bank,                      Bonds of Pollution
      June 1, 1992            National Association                              Control Series I*

Eighty-second                 Company to Fidelity Bank,                      Bonds of 8-5/8% Series
      June 1, 1992            National Association                              due 2022*

Eighty-third                  Company to Fidelity Bank,                      Bonds of 7-1/2% Series
      July 15, 1992           National Association                              due 2002*

Eighty-fourth                 Company to Fidelity Bank,                      Bonds of 8-1/4% Series
      September 1, 1992       National Association                              due 2022*

Eighty-fifth                  Company to Fidelity Bank,                      Bonds of 7-1/8% Series
      September 1, 1992       National Association                              due 2002*

Supplemental Indenture
       and Date                      Parties                                     Providing for:
----------------------               -------                                     -------------

Eighty-sixth                  Company to Fidelity Bank,                      Bonds of 6-5/8% Series
      March 1, 1993           National Association                              due 2003*

Eighty-Seventh                Company to Fidelity Bank,                      Bonds of 7-3/4% Series
      March 1, 1993           National Association                              due 2023*

Eighty-eighth                 Company to Fidelity Bank,                      Bonds of Pollution
      March 1, 1993           National Association                              Control Series J,
                                                                                Pollution Control
                                                                                Series K, Pollution
                                                                                Control Series L
                                                                                and Pollution Control
                                                                                Series M*

Eighty-ninth                  Company to Fidelity Bank,                      Bonds of 6-1/2% Series
      May 1, 1993             National Association                              due 2003*

Ninetieth                     Company to Fidelity Bank,                      Bonds of 7-3/4% Series
      May 1, 1993             National Association                              2 due 2023*

Ninety-first                  Company to First Fidelity Bank,                Bonds of 7-1/8% Series
      August 15, 1993         N.A., Pennsylvania                                due 2023*

Ninety-second                 Company to First Fidelity Bank,                Bonds of 6-3/8% Series
      August 15, 1993         N.A., Pennsylvania                                due 2005*

Ninety-third                  Company to First Fidelity Bank,                Bonds of 5-3/8% Series
      August 15, 1993         N.A., Pennsylvania                                due 1998*

Ninety-fourth                 Company to First Fidelity Bank,                Bonds of 7-1/4% Series
      November 1, 1993        N.A., Pennsylvania                                due 2024*

Ninety-fifth                  Company to First Fidelity Bank,                Bonds of 5-5/8% Series
      November 1, 1993        N.A., Pennsylvania                                due 2001*

Ninety-sixth                  Company to First Fidelity Bank,                Medium Term Note Series B*
      May 1, 1995             N.A., Pennsylvania

*And amendment of certain provisions of the Ninth Supplemental Indenture.

        WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

                                                                                           PRINCIPAL
                                              Series                                         AMOUNT
                                              ------                                         ------
5-5/8%    Series due 2001...............................................................$250,000,000
8%        Series due 2002.................................................................41,636,000
7-1/8%    Series due 2002................................................................175,000,000
7-1/2%    Series due 2002..................................................................5,280,000
6-5/8%    Series due 2003................................................................250,000,000
6-1/2%    Series due 2003................................................................200,000,000
6-3/8%    Series due 2005.................................................................75,000,000
Pollution Control Series J due 2012.......................................................50,000,000
Pollution Control Series K due 2012.......................................................50,000,000
Pollution Control Series L due 2012.......................................................50,000,000
Pollution Control Series M due 2012........................................................4,200,000
6-5/8% Pollution Control Series I due 2022................................................29,530,000
                                                                                          ----------
                                                   Total   $...........................$1,180,646,000
                                                                                        =============


and

        WHEREAS, the Company deems it advisable and has determined, pursuant to
Article XI of the Mortgage,

        (a) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and

        (b) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 5.95% Series Due 2011, (hereinafter sometimes called the "bonds of the New Series" or the "bonds of the 5.95% Series due 2011"); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and

        WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows:

                             (Form of Face of Bond)

                               PECO ENERGY COMPANY



REGISTERED                                                            REGISTERED
NUMBER

                       FIRST AND REFUNDING MORTGAGE BOND,
                             5.95% SERIES DUE 2011,
                              DUE NOVEMBER 1, 2011

        PECO Energy Company, a Pennsylvania corporation (hereinafter called the
Company), for value received, hereby promises to pay to                       or
registered assigns,

Dollars on November 1, 2011, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 5.95 percent per annum in like coin or currency, payable at either of the offices aforesaid on May 1 and November 1 in each year until the Company's obligation with respect to the payment of such principal shall have been discharged; provided, however, that if
(i) on or prior to the 360th day following the original issue date of the bonds of this series, neither (x) an exchange offer (the "Exchange Offer") registered pursuant to the Company's registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this bond (except that such security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) has been consummated nor (y) if applicable, in lieu thereof, a registration statement registering this bond for resale (a "Resale Registration Statement") has become or declared effective; or
(ii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective (except as specifically permitted therein), but shall thereafter cease to be effective without being succeeded promptly by an additional registration statement filed and declared effective, in each case (i) and (ii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) and (ii), a "Special Interest Payment Event"), then additional interest will accrue (in addition to the interest stated above) (the "Step-Up") from the date of such Special Interest Payment Event at a rate of 0.50% per annum, determined daily, on the principal amount hereof, and such additional interest shall be payable until such time (the "Step Down Date") as no Special Interest Payment Event is in effect or the first date the bonds of this series become freely tradable under rule 144(k) of the Securities Act. Interest accruing as a result of the Step-Up (which shall be computed on the basis of a 365-day year and the actual number of days elapsed) is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on May 1 and November 1 in each year. Any accrued and unpaid interest (including Special Interest) on this bond upon the issuance of an Exchange Security (as defined in the Registration Rights Agreement) in exchange for this bond shall cease to be payable to the holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next interest payment date for such Exchange Security to the holder thereof on the related record date. Both such principal and interest are payable less deduction for any taxes, assessments or governmental charges assessed against this bond or the interest hereon or any owner or holder hereof which the Company, the Trustee under the Mortgage referred to on the reverse hereof or any paying agent is or may be required to collect or withhold under any present or future law of the United States of America, or any state and/or of any county, municipality, taxing authority or political subdivision thereof.

        "Registration Rights Agreement" means an agreement by and among the Company and the initial purchasers of the bonds of this series regarding the Company's obligation to (1) complete the Exchange Offer and (2) register the resale of the bonds of this series with the Securities and Exchange Commission.

        The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of this bond entitled to such interest payment, in which case only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date.

        This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon.

        The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

        IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its President or a Vice President and its corporate seal to be impressed or a facsimile imprinted hereon, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated:

                                        PECO ENERGY COMPANY



                                        By
                                          --------------------------------------

                                                         President



(SEAL)

                                        Attest:
                                               ---------------------------------

                                                          Secretary

                            (Form of Reverse of Bond)

                               PECO ENERGY COMPANY
                       First and Refunding Mortgage Bond,
                   5.95% Series Due 2011, Due November 1, 2011

                                   (CONTINUED)

        This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 5.95% Series due 2011. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which First Union National Bank, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by ninety-seven certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued.

        As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on November 1, 2011, and are issuable only in registered form without coupons in any denomination authorized by the Company.

        Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

        The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five
(45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 30 basis points, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

        "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

        "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

        "Comparable Treasury Price" means, with respect to any redemption date:

        - the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

        - if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means (1) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Securities, Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

        The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided.

        This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933 or of the rules and regulations of the Securities and Exchange Commission thereunder.


                        (End of Form of Reverse of Bond)
and

        WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit:

                         (Form of Trustee's Certificate)

        This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the Ninety-Seventh Supplemental Indenture dated as of October 15, 2001.

                                               FIRST UNION NATIONAL BANK




                                               By
                                                 -------------------------------

                                                            Authorized Officer

and

        WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.

        NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

        That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to First Union National Bank, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

        The real property set forth in Schedule A, attached hereto and hereby made a part hereof, with any improvements thereon erected now owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Schedule A.

        Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

        Also all the Company's electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

        Also all the Company's gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.

        Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.

        Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.

        Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.

        Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.

        Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.

        Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.

        It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.

        TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

        IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.

        AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:

        It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:

                                   ARTICLE I.

                             AMENDMENTS OF MORTGAGE

        Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows:

        By deleting from paragraph (d) of Section 5 and from the first clause of
Section 9, the following:

        "or Medium Term Note Series B"

and by inserting in lieu thereof, in both instances, the following:

        ", Medium Term Note Series B or 5.95% Series due 2011"

                                   ARTICLE II.

                             BONDS OF THE NEW SERIES

        Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of
Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited; and the issue thereof shall be limited to $250,000,000 principal amount.

        The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest has been paid, in which event such bonds shall be dated October 30, 2001. The bonds of the New Series shall mature on November 1, 2011.

        The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of bond hereinbefore recited, payable on May 1 and November 1 in each year commencing on May 1, 2002 until the Company's obligation with respect to the payment of principal thereof shall have been discharged. Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

        The bonds of the New Series shall be in any denomination authorized by the Company.

        Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

        Section 2.      (a)     Initially, the bonds of the New Series shall be
issued pursuant to a book-entry system administered by the Depository Trust Company (or its successor, referred to herein as the "Depository") as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system.

                (b) So long as the book-entry system is being used, one bond of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository's nominee (the "Nominee") will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book-entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the

Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein.

                (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository).

                (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository).

                (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities.

                (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture.

                (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series.

                (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern.

                (i)     The Company and the Trustee may rely conclusively upon
(i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners.

        Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend:

        UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        Section 4. The bonds of the New Series are initially being issued in reliance on Rule 144A of the Securities Act of 1933, as amended. Accordingly, the bonds of the New Series shall bear the following legend:

        THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE MORTGAGE COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICE OF THE TRUSTEE IN THE CITY OF PHILADELPHIA, PENNSYLVANIA.

        EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS BOND REPRESENTS TO PECO ENERGY COMPANY THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS BOND (WITHOUT THE CONSENT OF PECO ENERGY COMPANY) OTHER THAN (1) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (2) IN ACCORDANCE WITH RULE 144

UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (2) OR
(3), TO THE RECEIPT BY PECO ENERGY COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO PECO ENERGY COMPANY THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE OF A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

        Section 5. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage.

        Section 6. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled.

        Section 7. The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of each bond of the New Series entitled to such interest payment, in which case only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date.

        Section 8. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto.

                                  ARTICLE III.

                           ISSUE AND AUTHENTICATION OF
                             BONDS OF THE NEW SERIES

        In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount not exceeding $250,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, or the Treasurer of the Company, under the terms and provisions of paragraph (d) of
Section 3 of Article II of the Mortgage, as amended.

                                   ARTICLE IV.

                           REDEMPTION OF BONDS OF THE
                                   NEW SERIES

        Section 1. The bonds of the New Series shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 30 basis points, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

        "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

        "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the New Series.

        "Comparable Treasury Price" means, with respect to any redemption date:

        - the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

        - if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means (1) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Securities, Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

        Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of
Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required.

                                  ARTICLE V.

                       CERTAIN EVENTS OF DEFAULT; REMEDIES

        Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an "event of default" under the Mortgage, as fully as if such events were enumerated therein:

                (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage;

        Section 2. So long as any bonds of the New Series remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words "as herein provided," at the end of clause (2) thereof, the following:

        "or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII."


                                   ARTICLE VI.

                             CONCERNING THE TRUSTEE

        The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:

        The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                  ARTICLE VII.

                                  MISCELLANEOUS

        Section 1. Unless otherwise clearly required by the context, the term "Trustee," or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.

        Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.

        Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.

        Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.

        Section 5. This Supplemental Indenture is dated and shall be effective as of October 15, 2001, but was actually executed and delivered on October 25, 2001.






                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties of the first and second parts hereto have caused their corporate seals to be hereunto affixed and the President or a Vice President of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries have duly attested the execution hereof the 25th day of October, 2001.



                                              PECO ENERGY COMPANY



                                              By
                                                --------------------------------

                                                     J. B. Mitchell
                                                     Vice President


                                              [SEAL]





                                              Attest
                                                    ----------------------------

                                                         T. D. Cutler
                                                         Assistant Secretary


                                              FIRST UNION NATIONAL BANK




                                              By
                                                --------------------------------

                                                         G. J. Rayzis
                                                         Vice President


                                              [SEAL]



                                              Attest
                                                    ----------------------------

                                                         James M. Matthews
                                                         Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

        BE IT REMEMBERED, that on the 25th day of October, 2001, before me, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally came T. D. Cutler, who being duly sworn according to law deposes and says that he was personally present and did see the common or corporate seal of the above named PECO Energy Company affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said PECO Energy Company, and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named J. B. Mitchell is a Vice President of the said corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent that this deponent is Assistant Secretary of the said corporation; and the name of the deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

        Sworn to and subscribed before me the day and year aforesaid.


                   -------------------------------------------

                                  Notarial Seal

                                 ---------------
                      Notary Public, City of Philadelphia,
                               Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

        BE IT REMEMBERED, that on the 25th day of October, 2001, before me, the subscriber, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally came James M. Matthews, who being duly sworn according to law deposes and says that he was personally present and did see the common or corporate seal of the above named First Union National Bank affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said First Union National Bank and was so affixed by the authority of the said corporation as the act and deed thereof, that the above named G. J. Rzyzis is a Vice President of the said corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of the said corporation; and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

        Sworn to and subscribed before me the day and year aforesaid.

        I hereby certify that I am not an officer of director of said First Union National Bank.


                   -------------------------------------------

                                  Notarial Seal
                          _____________, Notary Public
                    City of Philadelphia, Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

                            CERTIFICATE OF RESIDENCE

        First Union National Bank, Mortgagee and Trustee within named, hereby certifies that its precise residence in the City of Philadelphia is N.E. Cor. Broad and Walnut Streets in the City of Philadelphia, Pennsylvania.







                                           FIRST UNION NATIONAL BANK





                                           By
                                             --------------------------------
                                                      G. J. Rayzis
                                                      Vice President

                                   SCHEDULE A

                          COMMONWEALTH OF PENNSYLVANIA

                                 CHESTER COUNTY

DOWNINGTOWN BOROUGH                                                  (PE 10,548)

        (1) ALL THAT CERTAIN lot or piece of land with the buildings and improvements thereon erected SITUATE in the Borough of Downingtown, County of Chester and Commonwealth of Pennsylvania, BEGINNING at a stake in the middle of Williams Street in the old line dividing the properties now or late of Morgan L. Rees & Joshua and Joseph Hunt, CONTAINING 25,160 square feet.

        BEING the same premises which Robert T. Murphy a/k/a Robert J. Murphy and Patricia A. Carter Murphy by Indenture bearing date the 6th day of August A.D. 1999 and recorded in the office for the Recording of Deeds in and for the County of Chester in Deed Book 4617 page 103 granted and conveyed unto PECO Energy Company, in fee.

DOWNINGTOWN BOROUGH                                                  (PE 10,554)

        (2) ALL THAT CERTAIN lot or piece of land SITUATE on the North side of Williams Street in the West Ward of the Borough of Downingtown, County of Chester and Commonwealth of Pennsylvania, BEGINNING at a point in the middle of Williams Street at a corner of other land now or late of Creston I. Shoemaker, CONTAINING 3,700 square feet. Also ALL THAT CERTAIN lot or piece of land SITUATE on the North side of Williams Street in the Borough of Downingtown, County of Chester and Commonwealth of Pennsylvania, BEGINNING at a point in the middle of Williams Street, at a corner of land now or late of Herbert Pritchard, CONTAINING 8,140 square feet.

        BEING the same premises which Kenneth J. Leslie and Lori A. Leslie by Indenture bearing date the 29th day of June A.D. 2000 and recorded in the Office for the Recording of Deeds in and for the County of Chester in Deed Book 4789 page 1007 granted and conveyed unto PECO Energy Company, in fee.

WEST BRADFORD TOWNSHIP                                                 (PE 4434)

        (3) ALL THAT CERTAIN tract or parcel of land situate in the Township of West Bradford, County of Chester, Commonwealth of Pennsylvania, BEGINNING at a point on the title line within the bed of Downingtown Road, CONTAINING 1.708 acres.

        BEING the same premises which Gloria O. Hamilton by Deed dated June 16, 1995 and recorded in the Office for Recording of Deeds &c., in and for the County of Chester, in Deed Book 3704, page 1223 &c., granted and conveyed unto PECO Energy Company, in fee.

                                 DELAWARE COUNTY

EDDYSTONE BOROUGH                                                      (PE 9207)

        (4) ALL THAT CERTAIN strip or parcel of land situate in the Borough of Eddystone, County of Delaware, Commonwealth of Pennsylvania, BEGINNING at a point, located on the easterly right-of-way line of Simpson Avenue, CONTAINING
1.18 Acres, more or less.

        BEING the same premises which Adwin Realty Company by deed dated June 11, 1996 and recorded in the Office for the Recording of Deeds, in and for the said County of Delaware in Deed Book No. 1498, Page 1844 &c., granted and conveyed unto PECO Energy Company, in fee.

HAVERFORD TOWNSHIP                                                   (PE 10,555)

        (5) ALL THAT CERTAIN tract or piece of land with the buildings and improvements thereon erected SITUATE in said Township of Haverford, County of Delaware, Commonwealth of Pennsylvania.

        BEGINNING at a spike in the bed of West Chester Pike said spike being in the middle line of a certain Twenty feet wide right of way produced, thence extending in the bed of West Chester Pike.

        BEING the same premises which Elizabeth E. Beadle, Widow of William F. Beadle, deceased and Catherine Ferry, Marie D'Ambrosia, Joanne Taylor, William Beadle, James Beadle, Margaret Hamill, Anne Moore, Robert Beadle and Richard Beadle, Children of William F. Beadle, deceased; Mary Kissinger; John Beadle and Jean M. Kissinger, by Indenture bearing date the 19th day of October A.D. 2000 and recorded in the Office for the Recording of Deeds in and for the County of Delaware in Deed Book 2104 page 600 granted and conveyed unto PECO Energy Company, in fee.

                               MONTGOMERY COUNTY

UPPER PROVIDENCE TOWNSHIP                                              (PE 6299)

        (6) ALL THAT CERTAIN tract or parcel of land situate in the Township of Upper Providence, County of Montgomery, Commonwealth of Pennsylvania, BEGINNING at a point on the northwesterly right-of-way line of PECO Energy Company's existing 200 foot wide electric transmission line right-of-way also being the line dividing lands of Joseph U. and Beatrice G. Bean and lands of PECO Energy Company, CONTAINING 8.896 Acres.

        BEING the same premises which Joseph U. Bean and Beatrice G. Bean by Indenture bearing date November 8th, 1995 and recorded in the Office for the Recording of Deeds in and for the County of Montgomery, conveyed unto PECO Energy Company, in fee.

                       PHILADELPHIA AND DELAWARE COUNTIES

CITY OF PHILADELPHIA,
UPPER DARBY TOWNSHIP AND
EAST LANSDOWNE BOROUGH                                                 (PE 3988)

        (7) ALL THAT CERTAIN property, together with the railroad bridges thereon, being a portion of the line of railroad known as the Oxford Road Branch, identified as Line Code 1181 in the Recorder's Office of Philadelphia County, Pennsylvania in Deed Book D.C.C. No. 1962 at page 463, situate in the City and County of Philadelphia and Commonwealth of Pennsylvania, BEGINNING at approximately railroad Mile Post 0.0, being the westerly line of Front Street, as indicated on sheet 1 of 4 of aforesaid Case Plan; thence extending in a general northeasterly direction to approximately railroad Mile Post 2.18, CONTAINING 28.95 Acres.

        Also, ALL THAT CERTAIN property of the Grantor, together with the railroad bridge thereon, being a portion of the line of railroad known as the Penn Central Newtown Square Branch, identified as Line Code 1186 in the Recorder's Office of Delaware County, Pennsylvania in Deed Book 2668 at page 901, situate partly in the Borough of East Landsdowne and partly in the Township of Upper Darby, County of Delaware and Commonwealth of Pennsylvania, BEGINNING at approximately railroad Mile Post 5.84, being the southerly line of Baltimore Pike; thence extending in a general northerly direction to approximately railroad Mile Post 6.7, CONTAINING 6.72 Acres.

        BEING the same premises which Consolidated Rail Corporation by Indenture bearing date the 30th day of May A.D. 1995 and recorded in the Office for the Recording of Deeds in and for the County of Philadelphia and County of Delaware, granted and conveyed unto PECO Energy Company, in fee.